UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): November 15, 2005

                              Analog Devices, Inc.
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      (Exact name of registrant as specified in its charter)

      Massachusetts                     1-7819             04-2348234
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 (State or other juris-               (Commission         (IRS Employer
diction of incorporation             File Number)      Identification No.)


       One Technology Way, Norwood, MA                         02062
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  (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code:  (781) 329-4700


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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))



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Item 8.01.  Other Events

On November 15, 2005, Analog Devices, Inc. issued a press release announcing at tentative settlement of the Securities and Exchange Commission's previously announced stock option investigation. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits

(d)  Exhibits

99.1     Press release dated November 15, 2005



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  November 15, 2005       ANALOG DEVICES, INC.

                               By:  /s/ Joseph E. McDonough
                                    --------------------------------------
                                    Joseph E. McDonough
                                    Vice President-Finance and
                                    Chief Financial Officer
                                    (Principal Financial and
                                    Accounting Officer)


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                                  EXHIBIT INDEX

Exhibit No.              Description
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99.1                     Press release dated November 15, 2005